Business combinations	12 Months Ended
Dec. 31, 2022
Business combinations
Business combinations

3.    Business combinations

The Company’s 100% owned subsidiary Turkcell Enerji has signed a Share Transfer Agreement to acquire the entire shares of Boyut Grup Enerji Elektrik Uretim ve Insaat Sanayi ve Ticaret A.S. (“Boyut Enerji”) on 6 July 2021. The respective transaction is based on an enterprise value of USD 29,600. After adjusting for the net debt of Boyut Enerji, the Group made a payment of USD 10,972. USD 500 of this amount shall be paid after two-years as from the agreement date. The control power of Boyut Enerji has transferred to the Group as of 18 August 2021. At the time the financial statements were authorized for issue, goodwill, identifiable assets and liabilities has been accounted in accordance with IFRS 3, “Business Combinations”.

The details of the goodwill calculation, total consideration amount and the net assets acquired are as follows:

Total consideration amount	156,933
- Cash consideration amount	151,553
- Contingent and deferred consideration amount (Note 27)	5,380
Net assets acquired	(140,093)
Goodwill (Note 13)	16,840

The fair values of identifiable assets and liabilities in accordance with IFRS 3 arising from the acquisition are as follows:

Cash and cash equivalents	9,127
Other current assets	9,424
Property, plant and equipment (Note 12)	208,098
Intangible assets (Note 13)	366,167
Other non-current assets	273
Borrowings	(249,512)
Trade and other payables	(12,943)
Due to related parties	(4,123)
Provisions	(61)
Employee benefit obligations	(126)
Deferred tax liabilities	(80,090)
Other liabilities	(106,141)
Fair value of total identifiable net assets (100%)	140,093

The details of cash outflow due to acquisition are as follows:

Total consideration - cash	151,553
Cash and cash equivalents - acquired	(9,127)
Cash outflow due to acquisition (net)	142,426